UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(D) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 15, 2010

NEULION, INC.
(Exact Name of Registrant as Specified in Its Charter)

Canada
(State or Other Jurisdiction of Incorporation)

000-53620	98-0469479
(Commission File Number)	(IRS Employer Identification No.)

1600 Old Country Road, Plainview, NY	11803
(Address of Principal Executive Offices)	(Zip Code)

(516) 622-8300
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

Item 5.07                      Submission of Matters to a Vote of Security Holders.

NeuLion, Inc. (the “Company”) held its Annual and Special Meeting of Shareholders (“Annual Meeting”) on Tuesday, June 15, 2010.  Summarized below are final results of the matters voted on at the Annual Meeting:

Matters Voted On	For	Against	Withheld	Abstain	Non Vote
Election of eight directors of the Company
Charles B. Wang	19,186,749	0	5,697,143	0	39,553,037
G. Scott Paterson	20,806,870	0	4,077,022	0	39,553,037
Nancy Li	20,806,870	0	4,077,022	0	39,553,037
Roy E. Reichbach	20,065,870	0	4,818,022	0	39,553,037
John R. Anderson	24,721,249	0	162,643	0	39,553,037
Gabriel Battista	24,721,249	0	162,643	0	39,553,037
Shirley Strum Kenny	24,665,949	0	217,943	0	39,553,037
David Kronfeld	22,686,749	0	2,197,143	0	39,553,037

Appointment of auditors and authorization of the directors to fix their remuneration	64,279,829	0	157,100	0

To increase the number of common shares authorized for issuance under the Company’s amended and restated directors’ compensation plan from 500,000 to 1,500,000 common shares (excluding 39,245,530 shares held by Charles B. Wang, AvantaLion LLC and Nancy Li)	22,425,256	2,455,036	0	3,600	39,553,037

To extend the expiry date from October 20, 2010 to October 20, 2013 in respect of incentive warrants to acquire 5,000,000 common shares issued to employees concurrently with the merger on October 20, 2008 (excluding 9,988,439 shares held by the incentive warrantholders)	52,280,210	6,238,322	0	10,441	5,907,956

Item 7.01                      Regulation FD Disclosure

In connection with the Company’s previously announced agreement in principle to acquire the operating interests of TransVideo International Ltd. (“TransVideo”), on June 15, 2010, the Company issued a press release announcing its intent to file the independent third party valuation reports of the Company and TransVideo prepared by UHY Advisors Inc. (“UHY”) with the securities regulatory authorities in the United States and Canada.  UHY was engaged to prepare the reports by the special committee appointed by the Company’s Board of Directors to evaluate the proposed transaction. A copy of the press release is attached hereto at Exhibit 99.1.  A copy of the valuation reports are attached hereto as Exhibits 99.2 and 99.3.

Exhibits 99.1, 99.2 and 99.3 are provided under Item 7.01 of Form 8-K and are furnished to, but not filed with, the U.S. Securities and Exchange Commission.

Item 9.01               Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit Number	Description
99.1	Press Release dated June 15, 2010
99.2	Valuation of TransVideo International Ltd. (Portions of this exhibit have been omitted pursuant to a request for confidential treatment on file with the Securities and Exchange Commission)
99.3	Valuation of NeuLion, Inc. (Portions of this exhibit have been omitted pursuant to a request for confidential treatment on file with the Securities and Exchange Commission)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NEULION, INC.

Date: June 16, 2010	By:	/s/ Roy E. Reichbach
		Name:	Roy E. Reichbach
		Title:	General Counsel and Corporate Secretary